SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN Proxy Statement

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.     )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[] Preliminary Proxy Statement        [] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                            Landmark Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                          [HOLDING COMPANY LETTERHEAD]








December 15, 2000

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Landmark Bancshares, Inc., I cordially invite you to attend the 2001 Annual Meeting of Stockholders to be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas, on Wednesday, January 17, 2001 at 1:30 p.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the company. Directors and officers of the company will be present to respond to your questions.

         The matters to be considered by stockholders at the meeting are described in the accompanying material. The Board of Directors has determined that the matters to be considered at the meeting are in the best interest of the company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

                                     Sincerely,


                                     /s/Larry Schugart
                                     -------------------------------------------
                                     Larry Schugart
                                     President and Chief Executive Officer

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                            LANDMARK BANCSHARES, INC.
                               CENTRAL AND SPRUCE
                            DODGE CITY, KANSAS 67801
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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 17, 2001
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Meeting") of Landmark Bancshares, Inc. (the "Company"), will be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas, at 1:30 p.m., local time, on Wednesday, January 17, 2001.

         The Meeting is for the purpose of considering and acting upon the following matters:

          1.   The election of two directors of the Company;

          2. The ratification of Regier Carr & Monroe, L.L.P. as independent auditors of Landmark Bancshares, Inc. for the fiscal year ending September 30, 2001; and

          3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting is held. Stockholders of record at the close of business on November 30, 2000, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Gary L. Watkins
                                              ----------------------------------
                                              Gary L. Watkins
                                              Secretary
Dodge City, Kansas
December 15, 2000

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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
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                                 PROXY STATEMENT
                                       OF
                            LANDMARK BANCSHARES, INC.
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                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 17, 2001
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                                     GENERAL
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         This Proxy Statement is furnished in connection  with the  solicitation of proxies by the board of directors (the "Board of Directors" or the "Board") of Landmark Bancshares, Inc. (the "Company"), the holding company of Landmark Federal Savings Bank (the "Bank"), to be used at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas on Wednesday, January 17, 2001, at 1:30 p.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about December 15, 2000.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors and (ii) the ratification of Regier Carr & Monroe, L.L.P. as independent auditors of the Company for the fiscal year ending September 30, 2001. The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

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                       VOTING AND REVOCABILITY OF PROXIES
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         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and "FOR" the ratification of the Company's independent auditors. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where a nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

Voting Securities

         Stockholders of record as of the close of business on November 30, 2000 (the "Record Date") are entitled to one vote for each share of common stock of the Company ("Common Stock") then held. As of the Record Date, the Company had 1,107,438 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company (the "Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. The number of votes that may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such persons owning shares in excess of the Limit shall be equal to the total number of votes which a single record owner of all Common Stock owned by such person would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or his or her affiliates or associates (as defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include any other shares of voting stock which may be issuable either immediately or at some future date pursuant to any agreement, arrangement, or understanding or upon exercise of conversion rights, exchange rights, warrants, options, or otherwise.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient shares present, in person or by proxy, to constitute a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" for the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes (shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on a matter) or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         Concerning all other matters that may properly come before the Meeting, including the ratification of auditors, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or
(iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters, including the ratification of auditors, shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Based upon such reports and information provided by the Company's transfer agent, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the Common Stock beneficially owned by executive officers and directors of the Company as a group. Management knows of no persons, other than those set forth below, who owned more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                            Percent of Shares of
                                                  Amount and Nature of         Common Stock
Name and Address of Beneficial Owner              Beneficial Ownership         Outstanding
------------------------------------              --------------------         -----------

Larry Schugart                                           129,517(1)              11.1%
Central and Spruce
Dodge City, Kansas  67801

Landmark Federal Savings Bank Employee                   120,120(2)              10.9%
Stock Ownership Plan ("ESOP"), Central and
Spruce, Dodge City, Kansas 67801

All Directors and Executive Officers as a Group          309,301(3)              24.6%
(7 persons)

----------------------------------
(1) Includes 60,033 shares of Common Stock subject to options that are exercisable within 60 days of the Record Date. Reflects sole voting power with respect to 36,180 shares, sole dispositive power with respect to 110,701 shares, shared voting power with respect to 33,304 shares and shared dispositive power with respect to 5,551 shares.
(2) Reflects shared voting power with respect to 78,224 shares allocated to participating employees, sole voting power with respect to 41,896 shares unallocated to participating employees and sole dispositive power over all shares. The ESOP holds shares for the exclusive benefit of plan participants. A portion of these shares are allocated among ESOP participants annually on the basis of compensation as the debt incurred in the purchase of the shares is repaid. Unallocated shares are held in a suspense account. The ESOP trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and allocated shares for which no timely direction is received are voted by the trustees as directed by the ESOP Committee or the Board.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting or dispositive power. Includes 150,201 shares of Common Stock subject to options that are exercisable within 60 days of the Record Date. Excludes 96,677 shares held by the ESOP (120,120 shares minus 23,443 shares allocated to executive officers) over which certain directors, as members of the ESOP Committee and as trustees to the ESOP exercise shared voting and dispositive power. Such directors disclaim beneficial ownership with respect to these shares.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission and to provide copies of those Forms 3, 4 and 5 to the Company. Other than as reported above under "Security Ownership of Certain Beneficial Owners," the Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Company and written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the

2000 fiscal year, other than the late filing by Mr. Schugart of a Form 4 to report the exercise of options and the late filing by Mr. Ball of a Form 4 to report two transactions.

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                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of five members. As a result, two directors will be elected at the Meeting to serve for a three-year term, as noted below, or until their respective successors have been elected and qualified.

         Larry L. Schugart and Jim W. Lewis have been nominated by the Board of Directors to serve as directors. Both nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If either nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either nominee might be unavailable to serve.

         The following table sets forth for each of the continuing directors and for the nominees: their names, ages, the years they first became directors of the Company or the Bank, the expiration dates of their current terms as directors, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a director of the Bank.

                                                                      Shares of
                        Age at           Year First         Current   Common Stock    Percent
                     September 30,       Elected or         Term to   Beneficially       of
Name                     2000           Appointed(1)        Expire   Owned (2)(3)(4)   Class
----                    ------          ------------        -------  ---------------  -------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2003

Larry L. Schugart         61                1971             2000     129,517(5)         11.1%
Jim W. Lewis              44                1991             2000      34,525(6)(7)       3.1%

                                  DIRECTORS CONTINUING IN OFFICE

David H. Snapp            45                1986             2001      31,052(6)(8)       2.8%
C. Duane Ross             64                1986             2002      31,263(6)(9)       2.8%
Richard A. Ball           47                1995             2002      17,787(6)(10)      1.6%

-----------
(1) Refers to the year the individual first became a director of the Bank or Company. All directors of the Bank as of November 1993 became directors of the Company when it was incorporated in November 1993.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting or dispositive power, as indicated.
(3)      Beneficial ownership as of the Record Date.
(4) Includes shares of Common Stock subject to options that are exercisable within 60 days of the Record Date for the following individuals (in the following amount of shares of Common Stock); C. Ross (13,687), R. Ball (13,687), L. Schugart (60,033), J. Lewis (13,687) and D. Snapp
         (13,387).
(5) Reflects sole voting power with respect to 36,180 shares and shared voting power with respect to 33,304 shares. Reflects sole dispositive power with respect to 110,701 shares and shared dispositive power with respect to 5,551 shares.  Includes

         60,033 shares of Common Stock that may be acquired through the exercise of options that are exercisable within 60 days of the Record Date.
(6) Excludes 120,120 shares of Common Stock held by the ESOP for which such person serves as a member of the ESOP Committee and as a plan trustee and exercises shared voting power. Shares which are unallocated to participating employees (approximately 41,896 shares) and allocated shares for which no voting directions are received are voted by the plan trustees as directed by the ESOP Committee. Once allocated to participant accounts, such Common Stock are voted by the plan trustees as directed by the plan participant as the beneficial owner of such Common Stock. The individuals serving as plan trustees disclaim beneficial ownership of stock held under the ESOP.
(7) Reflects sole dispositive power with respect to 29,525 shares, sole voting power with respect to 15,838 shares and shared voting and dispositive power with respect to 5,000 shares.
(8) Reflects sole voting power with respect to 17,066 shares and shared voting power with respect to 599 shares. Reflects sole dispositive power with respect to 30,753 shares and shared dispositive power with respect to 599 shares.
(9) Reflects sole voting power with respect to 15,587 shares and shared voting power with respect to 1,989 shares. Reflects sole dispositive power with respect to 29,274 shares and shared dispositive power with respect to 1,989 shares.
(10) Reflects sole voting power with respect to 4,000 shares and sole dispositive power with respect to 17,687 shares and shared voting and dispositive power with respect to 100 shares.

         The principal occupation of, and other information about, each nominee, director and executive officer of the Company is set forth below as of September 30, 2000. All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees:

         Larry L. Schugart has been with the Bank for 37 years, serving as President since 1985, and has been the President, Chief Executive Officer and a director of the Company since its incorporation in November 1993. He is a former director of the Federal Home Loan Bank of Topeka where he served on the Finance and Executive Committees. Mr. Schugart is a member and chair of various committees of the Heartland Community Bankers Association, is a past Chairman of the Kansas-Nebraska League of Savings and serves as a member of the Governmental Affairs Committee of the America's Community Bankers. Mr. Schugart is a member of the Dodge City Area Chamber of Commerce and the Dodge City/Ford County Development Corporation. In addition, Mr. Schugart has been president of numerous civic and charitable organizations in Great Bend.

         Jim W. Lewis has served as a director of the Bank since 1991 and of the Company since its incorporation in November 1993. Mr. Lewis is the owner of several automobile dealerships across the State of Kansas, including Dodge City Toyota, Inc. Mr. Lewis is a member of the Dodge City Area Chamber of Commerce. He was a founding member of "The Alley," a community Teen Center in Dodge City.

Continuing Directors:

         C. Duane Ross has served as a director of the Bank since 1986 and of the Company since its incorporation in November 1993. He has served as Chairman of the Boards of the Company and the Bank since January 1995. He is President of High Plains Publishers, Inc., a publishing/printing company. Mr. Ross is Vice Chairman of the Board of Commissioners of the Dodge City Housing Authority, a current member of the Dodge City Community College Endowment Board, and a past president of the Dodge City/Ford County Development Corporation. In addition, he is President of the Dodge City Community College Foundation and is a past president of the Dodge City Area Chamber of Commerce.

         Richard A. Ball has served as a director of the Company and the Bank since 1995. Mr. Ball, a Certified Public Accountant, is a shareholder of Adams, Brown, Beran & Ball, Chtd., an accounting firm with offices in Great Bend, Hays, LaCrosse, Ellinwood, Colby, Lyons, McPherson and Hutchinson,

Kansas. He has served as a Board Chairman of the Great Bend Chamber of Commerce, Great Bend United Way, Petroleum Club and Barton County Community College Academic Fund Campaign. He has also served on the boards of the Kiwanis Club, Cougar Booster Club, Downtown Development, Mid- Kansas Economic Development and the Kansas Oil & Gas Museum Committee.

         David H. Snapp has been a director of the Bank since 1986 and of the Company since its incorporation in November 1993. He is a partner in the law firm of Waite, Snapp & Doll in Dodge City, Kansas. Mr. Snapp is also a board member of Arrowhead West, Inc., a mental and physical rehabilitation center, and Catholic Social Service.

Meetings and Certain Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 2000, the Board of Directors of the Company held 12 regular meetings and no special meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

         The Nominating Committee is comprised of the entire Board of Directors. The Nominating Committee is not a standing committee. The committee makes nominations for directors prior to the Annual Meeting. The committee will consider nominees recommended by stockholders but has no procedures in effect concerning a recommendation. The committee held one meeting during the 2000 fiscal year.

         The Compensation Committee, a standing committee, is comprised of Directors Ball, Lewis, Ross and Snapp. This committee met one time during fiscal year 2000.

         The Audit Committee, a standing committee, is comprised of Directors Ball, Lewis, Ross and Shapp. The Board of Directors has determined that all of the members of the Audit Committee except Director Lewis are independent in accordance with the requirements of the Nasdaq Stock Market. Director Lewis has been determined not to be independent under Nasdaq's rules due to business loans outstanding to him or to entities with which he is affiliated. The Board felt, nonetheless, that Director Lewis would be an effective member of the committee and that his appointment to the committee was in the best interests of the
Company and its stockholders. The Audit Committee annually selects the independent auditors and meet with the accountants to discuss the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Committee met two times during fiscal year 2000.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as an Appendix to this Proxy Statement.

Report of the Audit Committee

         For the fiscal year ended September 30, 2000, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Regier Carr & Monroe, L.L.P. ("Regier Carr"), all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) received from Regier Carr disclosures regarding Regier Carr's independence as required by Independence Standards Board Standard No. 1 and discussed with Regier Carr their independence. Based on the foregoing review and discussions, the Audit

Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

         Audit Committee:

                  Richard A. Ball
                  Jim W. Lewis
                  C. Duane Ross
                  David H. Snapp

--------------------------------------------------------------------------------
                       DIRECTOR AND EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each member of the Board of Directors receives a fee of $1,000 per month. No additional fees are paid for committee meetings other than the Audit Committee, for which the members receive $100 for each meeting attended. The Chairman of the Audit Committee receives $100 per month. For the fiscal year ended September 30, 2000, total fees paid to directors were $60,500.

         Director Deferred Compensation. The Company has established a non-qualified deferred compensation plan for directors by which individual directors may defer payment of director fee compensation. At the election of the director, fees will be invested with an unrelated insurance company rather than paid to the director. Such deferred compensation will be paid to the director upon retirement or upon their request.

         Other Compensation. Directors Ross, Schugart, Snapp and Lewis have received awards of restricted stock under the Management Stock Bonus Plans which plans were approved at the Special Meeting of Stockholders held on June 22, 1994. All awards under these plans were fully vested prior to the 2000 fiscal year.

Executive Compensation

             Compensation Committee Report on Executive Compensation

                                November 10, 1999

         A Special Meeting of the Compensation Committee of Landmark Federal Savings Bank and Landmark Bancshares, Inc., was held at 8:30 A.M. at the home office in Dodge City, Kansas. Present: Duane Ross, David Snapp, Jim Lewis and Richard Ball. Duane Ross chaired the meeting and David Snapp acted as Secretary

         The Committee reviewed the performance of senior management including the Chief Executive Officer of the Company and the Bank. The Committee reviewed salary surveys from Heartland Community Bankers Association and the America's Community Bankers. The Committee also reviewed comparative data gleaned from the prospectus of recently converted savings institutions. The salary surveys were reviewed for comparison purposes, with particular focus upon the size and geographical location of the peer groups studied. The Committee also reviewed the compensation plans offered to the management team over the past 5 years.

         The Committee reviewed the purposes and goals of a compensation plan, including loyalty and longevity of management, alignment of the interests of shareholders, with consideration given for current operating results such as return on assets and return on equity.

         Other factors considered for fiscal 1999 included general management of the Bank, communication with the Board of Directors, productivity of the employees, and the reputation and relationship that the Bank has with its customers and the communities that the Bank serves.

         After discussion by the committee of all pertinent information reviewed, the base salary of the Chief Executive Officer was set at $145,000 for calendar year 2000. Base salaries for the Chief Operating Officer and Chief Financial Officer were set after consultation with the Chief Executive Officer.

         To complement the base salaries and provide a direct incentive for management, the Company pays bonuses pursuant to a bonus plan equal to 1.5% of net consolidated earnings per fiscal year, with the actual division of such bonus amount determined by the Committee after consultation with the Chief Executive Officer.

         Compensation Committee:

                  Richard A. Ball
                  Jim W. Lewis
                  C. Duane Ross
                  David H. Snapp


         Stock Performance Graph. Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total shareholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of September 29, 1995 and the reinvestment of dividends.

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

                               [GRAPHIC OMITTED]


                           9/29/95  9/30/96    9/30/97    9/30/98   9/30/99 9/29/00
                           -------  -------    -------    -------   ---------------
CRSP Nasdaq U.S. Index       $100   $118.68    $162.92    $165.50   $270.38 $358.96
CRSP Nasdaq Bank Index        100    127.65     212.64     210.94    224.58  240.95
Landmark Bancshares, Inc      100    118.23     186.35     167.99    122.85  147.46
========================== ======= ========= ========== ========== ======== ========

         The information set forth above under the subheadings "Compensation Committee Report on Executive Compensation" and "Stock Performance Graph" (i) shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act of 1933, as amended ("Securities Act"), shall not be deemed to be incorporated by reference in any such filing.

         Summary Compensation Table. The following table sets forth for the three fiscal years ended September 30, 2000, certain information as to the total remuneration received by Larry Schugart, the President and the Chief Executive Officer of the Company and Gary L. Watkins, Secretary and Chief Operating Officer of the Company. No other executive officer of the Company during such periods received total cash compensation in excess of $100,000.

                                                                                         Long Term
                                               Annual Compensation                  Compensation Awards
                          ------------------------------------------------------   ----------------------

Name and                  Fiscal                                Other Annual       Securities Underlying         All Other
Principal Position         Year       Salary        Bonus      Compensation(1)        Options/SARs(#)        Compensation(2)(3)
------------------         ----       ------        -----      ---------------     ---------------------     ------------------
Larry Schugart,            2000        $145,000      $18,600       $41,254                   --                   $42,997
President and CEO          1999        $133,085      $13,695       $19,054                 5,000                  $33,086
                           1998        $ 97,422      $59,289       $20,289                   --                   $48,846

Gary L. Watkins,           2000         $90,000      $12,400        $8,718                   --                   $30,866
Secretary and Chief
Operating Officer (4)

(Footnotes start on next page.)

--------------
(1) Mr. Shugart's other annual compensation included director's fees of $12,000 during the fiscal years ended September 30, 2000, 1999 and 1998, respectively. Mr. Watkin's other annual compensation included $4,758 in employer payments of health, disability and life insurance premiums.
(2) For Mr. Schugart, includes Company's contribution to his account under a 401(k) Plan of $4,800, $3,996 and $2,876 during the fiscal years ended September 30, 2000, 1999 and 1998, respectively. For Mr. Watkins, includes Company's contribution to his account under a 401(k) Plan of 3,037 during the fiscal year ended September 30, 2000.
(3) For Mr. Schugart, includes 2,093 shares valued at $18.25 per share, 1,847 shares valued at $15.75 per share, and 2,066.2201 shares valued at $22.25 per share at the closing share price on September 30, 2000, 1999 and 1998, respectively, allocated through the ESOP. For Mr. Watkins, includes 1,526 shares valued at $18.25 per share at the closing share price on September 30, 2000 allocated through the ESOP. Compensation deferred at the election of Mr. Schugart for a deferred compensation plan for directors is included under other annual compensation in this chart.
(4) Mr. Watkins has been employed by the Bank since 1985. Fiscal year 2000 is the first year his total cash compensation (consisting of salary and bonus) exceeded $100,000.

Employment Agreement

         In May 1998, the Company entered into a three year employment agreement with President Larry Schugart. The base salary under this agreement for calendar year 2000 is $150,000. The agreement is terminable by the Company for just cause. Just cause is defined in the agreement as termination by reason of personal dishonesty; incompetence; willful misconduct; breach of a fiduciary duty involving personal profit; intentional failure to perform stated duties; willful violation of any law, rule, regulation (other than traffic violations or similar offenses); entering into a final cease-and-desist order; or material breach of any provision of the agreement. If the agreement is terminated for just cause, the employee only receives his salary up to the date of termination. If the Company terminates the agreement without just cause, the employee is entitled to a continuation of salary from the date of termination through the remaining term of the agreement. Each year the employment agreement may be extended for an additional one year period beyond the expiration date, so that the remaining term of the agreement may remain at three years.

         The agreement provides that in the event of involuntary termination of employment in connection with, or within eighteen months after, any change in control of the Company or Bank, the employee will be paid a lump sum or, at his option in periodic payments, a payment equal to 2.99 times the average annual taxable compensation paid during the five years prior to the change in control. If a lump sum payment had been made as of September 30, 2000, Mr. Schugart would have received a payment of approximately $714,934. That payment would be an expense to the Bank, reducing net income and the Bank's capital by that amount. The agreement is renewed annually if the Board of Directors determines that the executive has met its requirements and standards.

Benefits

         Long Term Incentive Plans. The Company does not presently sponsor any long-term incentive plans nor did it make any awards or payouts under such plans during the fiscal year ended September 30, 2000.

         The following table sets forth the year end value of options previously granted to the chief executive officer.

                   Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                   ---------------------------------------------------------------------------------
                                                               Number of Securities
                                                              Underlying Unexercised         Value of Unexercised
                                                                 Options/SARs at          In-The-Money Options/SARs
                      Shares Acquired         Value                 FY-End (#)                  at FY-End ($)
Name                  on Exercise (#)     Realized($)(1)    Exercisable/Unexercisable    Exercisable/Unexercisable(2)
----                  ---------------     --------------    -------------------------    ----------------------------

Larry Schugart             2,000             $10,250                60,033/ 0                   $454,022 / $0

--------------------
(1) Calculated by using the market value on the date of exercise, April 27, 2000,(equal to market closing price of $15.125) minus the $10.00 exercise price.
(2) Calculated by using the market value at fiscal 2000 year-end (equal to market closing price of $18.25) minus the $10.00 exercise price and excluding 5,000 out-of-the-money options.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. The loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to regulations of the Office of Thrift Supervision ("OTS") restricting loans and other transactions with affiliated persons of the Bank. In addition, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors or be within other guidelines established as a result of OTS regulations.

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Regier Carr & Monroe, L.L.P. was the Company's independent public accountant for the 2000 fiscal year. The Board of Directors intends to renew the Company's arrangement with Regier Carr & Monroe, L.L.P. for the 2001 fiscal year, subject to ratification by the Company's stockholders. A representative of Regier Carr & Monroe, L.L.P. is not expected to be present at the Meeting.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Regier Carr & Monroe, L.L.P. as the Company's auditors for the 2001 fiscal year.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

         The Company's 2000 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders for the fiscal year ending September 30, 2001, all stockholder proposals must be received at the Company's executive office at Central and Spruce, Dodge City, Kansas 67801 no later than August 17, 2001. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered eligible for inclusion in the Company's proxy materials.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending September 30, 2001, will only be considered at the annual meeting to be held in 2002 if the stockholder submits notice of the proposal to the Company at the above address by November 18, 2001. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2002 annual meeting.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-K for the fiscal year ended September 30, 2000 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Landmark Bancshares, Inc., Central and Spruce, Dodge City, Kansas 67801.


                                             BY ORDER OF THE BOARD OF DIRECTORS







Dodge City, Kansas
December 15, 2000

                                                                        Appendix

                            LANDMARK BANCSHARES, INC.
                             Audit Committee Charter
                              Adopted: May 17, 2000
                              ---------------------

The Audit Committee ("the  Committee"),  of the Board of Directors ("the Board")
of  Landmark  Bancshares,   Inc.  ("the  Company"),   will  have  the  oversight
responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the National Association of Securities Dealers, Inc (NASD). The members of the Committee will be elected annually at the organizational meeting of the full Board held in January and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer, independent accountants and internal audit at least once each year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal audit be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:


1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASD Audit Committee Requirements.

2. Review with the Company's management, internal audit and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to any noted deficiencies in internal controls.

3. Review with the Company's management, internal audit and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

6. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At the completion of the annual audit, review with management, internal audit and the independent accountants the following:

     o    The annual  financial  statements and related  footnotes and financial
          information  to  be  included  in  the  Company's   annual  report  to
          shareholders  and on  Form  10-K.

     o Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

     o Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

     o Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

     If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

9. After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

10. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

11. Meet with management, internal audit and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as 'material' or 'serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

13. Review the appointment and replacement of the senior internal audit executive.

14. Review with management, internal audit and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the NASD, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

--------------------------------------------------------------------------------
                            LANDMARK BANCSHARES, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 17, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Landmark Bancshares, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders (the "Meeting"), to be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas on
Wednesday, January 17, 2001, at 1:30 p.m., local time and at any and all adjournments thereof, in the following manner:

                                                     FOR    WITHHELD
                                                    -----   --------

1.  The election as director of the
    nominees listed (except as marked                [_]      [_]
    to the contrary below):

    Larry L. Schugart
    Jim W. Lewis

INSTRUCTIONS: To withhold your vote for either nominee, write that nominee's name on the line below.

    ------------------------------------------------------


                                                     FOR    AGAINST   ABSTAIN
                                                    -----   -------   -------

2.  The ratification of Regier Carr &
    Monroe, L.L.P., as independent auditors
    of Landmark Bancshares, Inc., for the
    fiscal year ending September 30, 2001.           |_|      |_|       |_|


In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" both of the above listed propositions.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR BOTH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an annual report, a Notice of Annual Meeting of Stockholders and a Proxy Statement dated December 15, 2000.


                                              Please check here if you
Dated:                                   |_|  plan to attend the Meeting.
        ----------------------------



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PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER



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SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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